Note 8 - Financial Instruments (Tables)	12 Months Ended
Dec. 31, 2020
Notes Tables
Fair Value, by Balance Sheet Grouping [Table Text Block]
	Years Ended December 31,
	2020	2019
	A$	A$
Financial assets:
Cash and cash equivalents	23,561,807	30,229,530
Accounts receivables	73,073	116,626
Total financial assets	23,634,880	30,346,156
Debt:
Short and long term debt/loan	40,741	0
Net financial assets	23,594,139	30,346,156